Exhibit 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Patrick M. Walsh and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to the Company’s 2010 Equity Compensation Plan and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: December 17, 2010	/s/ Jeffrey H. Smulyan
Jeffrey H. Smulyan

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Patrick M. Walsh and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to the Company’s 2010 Equity Compensation Plan and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: December 17, 2010	/s/ Susan B. Bayh
Susan B. Bayh

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Patrick M. Walsh and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to the Company’s 2010 Equity Compensation Plan and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: December 17, 2010	/s/ Lawrence B. Sorrel
Lawrence B. Sorrel

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Patrick M. Walsh and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to the Company’s 2010 Equity Compensation Plan and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: December 17, 2010	/s/ Richard A. Leventhal
Richard A. Leventhal

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Patrick M. Walsh and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to the Company’s 2010 Equity Compensation Plan and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: December 17, 2010	/s/ Peter A. Lund
Peter A. Lund

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Patrick M. Walsh and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to the Company’s 2010 Equity Compensation Plan and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: December 17, 2010	/s/ Greg A. Nathanson
Greg A. Nathanson

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Patrick M. Walsh and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to the Company’s 2010 Equity Compensation Plan and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: December 17, 2010	/s/ Gary L. Kaseff
Gary L. Kaseff

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Jeffrey H. Smulyan and J. Scott Enright, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Class A Common Stock of Emmis Communications Corporation (the “Company”) offered pursuant to the Company’s 2010 Equity Compensation Plan and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: December 17, 2010	/s/ Patrick M. Walsh
Patrick M. Walsh